Exhibit 10.14



                                ASHLAND INC.
                         1993 STOCK INCENTIVE PLAN

                     (Amended as of September 19, 1996)


SECTION 1. PURPOSE

      The purpose of the Ashland Inc. 1993 Stock Incentive Plan is to promote the interests of Ashland Inc. and its shareholders by providing its directors, officers and employees with an incentive to continue service with Ashland. Accordingly, the Company may grant to selected officers and employees Stock Options, Stock Appreciation Rights, Restricted Stock, Merit Awards and Performance Share Awards in an effort to attract and retain in its employ qualified individuals and to provide such individuals with incentives to devote their best efforts to the Company through ownership of the Company's stock, thus enhancing the value of the Company for the benefit of shareholders. The Plan also provides an incentive for qualified persons, who are not officers or employees of the Company, to serve on the Board of Directors of the Company and to continue to work for the best interests of the Company by rewarding such persons with automatic grants of Restricted Stock of the Company. Stock Options, Stock Appreciation Rights, Merit Awards and Performance Shares may not be granted to such Outside Directors under the Plan.





SECTION 2. DEFINITIONS

      (A) "Agreement" shall mean a written agreement setting forth the terms of an Award.

      (B)  "Ashland"  shall  mean,  collectively,   Ashland  Inc.  and  its
  Subsidiaries.

      (C) "Award" shall mean an Option, a Stock Appreciation Right, a Restricted Stock Award, a Merit Award, or a Performance Share Award, in each case granted under this Plan.

      (D) "Beneficiary" shall mean the person, persons, trust or trusts designated by an Employee or Outside Director or if no designation has been made, the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of an Employee's or Outside Director's death.

      (E) "Board" shall mean the Board of Directors of the Company.

      (F) "Change in Control" shall be deemed to occur (1) upon approval of the shareholders of Ashland (or if such approval is not required, upon the approval of the Board) of (A) any consolidation or merger of Ashland in which Ashland is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of Ashland, or (C) adoption of any plan or proposal for the liquidation or dissolution of Ashland, (2) when any "person" (as defined in Section 3(a)(9) or 13(d) of the Exchange Act), other than Ashland or any Subsidiary or employee benefit plan or trust maintained by Ashland, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 15% of Ashland's Common Stock outstanding at the time, without the approval of the Board, or (3) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by Ashland's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

      (G) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

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      (H) "Committee"  shall mean the Personnel and Compensation  Committee of the Board, as from time to time constituted, or any successor committee of the Board with similar functions, which shall consist of three or more members, each of whom shall be a Non-Employee Director.

      (I) "Common Stock" shall mean the Common Stock of the Company ($1.00 par value), subject to adjustment pursuant to Section 13.

      (J)  "Company"  shall  mean,  collectively,   Ashland  Inc.  and  its
  Subsidiaries.

      (K) "Employee" shall mean an officer or employee of the Company.

      (L) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (M) "Exercise Price" shall mean, with respect to each share of Common Stock subject to (i) an Option (other than a Reload Option), the price fixed by the Committee at which such share may be purchased from the Company pursuant to the exercise of such Option, which price at no time may be less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted or (ii) a Reload Option, the price of which is as fixed pursuant to Section 6 of the Plan.

      (N) "Fair Market Value" shall mean the price of the Common Stock as reported on the Composite Tape on the date and at the time selected by the Company.

      (O) "Incentive Stock Option" or "ISO" shall mean an Option that is intended by the Committee to meet the requirements of Section 422 of the Code or any successor provision.

      (P) "Long-Term Incentive Plan" shall mean the Ashland Inc. Long-Term Incentive Plan approved and adopted on January 26, 1989 by the shareholders of the Company, as it now exists or as it may hereafter be amended.

      (Q) "Merit Award" shall mean an award of Common Stock issued pursuant to Section 9 of the Plan.

      (R) "Non-Employee Director" shall mean a non-employee director within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Exchange Act.

      (S) "Nonqualified Stock Option" or "NQSO" shall mean an Option granted pursuant to this Plan which does not qualify as an Incentive Stock Option.

      (T) "Option" shall mean the right to purchase Common Stock at a price to be specified and upon terms to be designated by the Committee or otherwise determined pursuant to this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

      (U)  "Original  Option" shall mean an option as defined in Subsection
  (D) of Section 6 of the Plan.

      (V) "Outside Director" shall mean a director of the Company who is not also an Employee of the Company.

      (W) "Performance Period" shall mean the period designated by the Committee during which the performance objectives shall be measured.

      (X) "Performance Share Award" shall mean an award of shares of Common Stock, the issuance of which is contingent upon attainment of performance objectives specified by the Committee.

      (Y) "Performance Shares" shall mean those shares of Common Stock issuable pursuant to a Performance Share Award.

      (Z) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of an Employee or Outside Director, shall have acquired on behalf of the Employee or Outside Director by legal proceeding or otherwise the right to receive the benefits specified in this Plan.

      (AA) "Plan" shall mean this Ashland Inc. 1993 Stock Incentive Plan.

      (BB) "Reload Option" shall mean an option granted pursuant to Subsection (D) of Section 6 of the Plan.

      (CC) "Restricted Period" shall mean the period designated by the Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered, which period in the case of Employees shall not be less than one year from the date of grant, and in the case of Outside Directors is the period set forth in subsection
  (B) of Section 8.

      (DD) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions, terms, and conditions set forth in the related Agreement.

      (EE)  "Restricted  Stock  Award"  shall  mean an award of  Restricted
  Stock.

      (FF) "Retained Distributions" shall mean any securities or other property (other than regular cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

      (GG) "Retirement" shall mean retirement of an Employee from the employ of the Company at any time as described in the Ashland Inc. and Affiliates Pension Plan or in any successor pension plan, as from time to time in effect.

      (HH) "Section 16(b) Optionee" shall mean an Employee or former Employee who is subject to Section 16(b) of the Exchange Act.

      (II) "Stock Appreciation Right" or "SAR" shall mean the right of the holder to elect to surrender an Option or any portion thereof which is then exercisable and receive in exchange therefor shares of Common Stock, cash, or a combination thereof, as the case may be, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price specified in such Option multiplied by the number of shares of Common Stock covered by such Option or portion thereof which is so surrendered. An SAR may only be granted concurrently with the grant of the related Option. An SAR shall be exercisable upon any additional terms and conditions (including, without limitation, the issuance of Restricted Stock and the imposition of restrictions upon the timing of exercise) which may be determined as provided in the Plan.

      (JJ) "Subsidiary" shall mean any present or future subsidiary corporations, as defined in Section 424 of the Code, of Ashland.

      (KK) "Tax Date" shall mean the date the withholding tax obligation arises with respect to the exercise of an Award.

SECTION 3. STOCK SUBJECT TO THE PLAN

      There will be reserved for issuance under the Plan (upon the exercise of Options and Stock Appreciation Rights, upon awards of Restricted Stock, Performance Shares and Merit Awards and for stock bonuses on deferred awards of Restricted Stock and Performance Shares), an aggregate of 2,900,000 shares of Ashland Common Stock, par value $1.00 per share; provided, however, that of such shares, only 1,500,000 shares in the aggregate shall be available for issuance for Restricted Stock Awards and Merit Awards. Such shares shall be authorized but unissued shares of Common Stock. Except as provided in Sections 7 and 8, if any Award under the Plan shall expire or terminate for any reason without having been exercised in full, or if any Award shall be forfeited, the shares subject to the unexercised or forfeited portion of such Award shall again be available for the purposes of the Plan.

SECTION 4. ADMINISTRATION

      The Plan shall be administered by the Committee. No person who is (or, within one year prior to his or her appointment as a member of the Committee, was) eligible to participate in the Plan, except as specifically authorized under subsection (B) of Section 8 herein, or in any other stock option or stock bonus plan of the Company, shall be a member of the Committee. The Committee shall have no authority regarding the granting of Restricted Stock to Outside Directors, as such grants are fixed pursuant to subsection (B) of Section 8 of the Plan.

      In addition to any implied powers and duties that may be needed to carry out the provisions of the Plan, the Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority (except as to

  Awards of Restricted Stock granted to Outside Directors) to select the Employees to be granted Awards under the Plan, to determine the type, size and terms of the Awards to be made to each Employee selected, to determine the time when Awards will be granted, and to prescribe the form of the Agreements embodying Awards made under the Plan. Subject to the provisions of the Plan specifically governing Awards of Restricted Stock granted or to be granted to Outside Directors pursuant to subsection (B) of Section 8 herein, the Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make any other determinations which it believes necessary or advisable for the administration of the Plan, and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

      The Committee may act only by a majority of its members. Any determination of the Committee may be made, without notice, by the written consent of the majority of the members of the Committee. In addition, the Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for any action taken or omitted to be taken by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

      The provisions of this Section 4 with respect to decisions made by, and authority of, the Committee shall be subject to the provisions of subsection (B) of Section 8 herein.

SECTION 5. ELIGIBILITY

      Awards may only be granted (i) to individuals who are Employees of Ashland, and (ii) as expressly provided in subsection (B) of Section 8 of the Plan, to individuals who are duly elected Outside Directors of Ashland.

SECTION 6. STOCK OPTIONS

A. Designation and Price.

      (a) Any Option granted under the Plan may be granted as an Incentive Stock Option or as a Nonqualified Stock Option as shall be designated by the Committee at the time of the grant of such Option. Each Option shall be evidenced by an Agreement between the recipient and the Company, which Agreement shall specify the designation of the Option as an ISO or a NQSO, as the case may be, and shall contain such terms and conditions as the Committee, in its sole discretion, may determine in accordance with the Plan.

      (b) Every Incentive Stock Option shall provide for a fixed expiration date of not later than ten years from the date such Incentive Stock Option is granted.

      (c) The Exercise Price of Common Stock issued pursuant to each Option (other than a Reload Option) shall be fixed by the Committee at the time of the granting of the Option; provided, however, that such Exercise Price shall in no event be less than 100% of the Fair Market Value of the Common Stock on the date such Option is granted.

B. Exercise.

      The Committee may, in its discretion, provide for Options granted under the Plan to be exercisable in whole or in part; provided, however, that no Option (other than a Reload Option) shall be exercisable prior to the first anniversary of the date of its grant, except as provided in
  Section 11 or as the Committee otherwise determines in accordance with the Plan, and in no case may an Option be exercised at any time for fewer than 50 shares (or the total remaining shares covered by the Option if fewer than 50 shares) during the term of the Option. The specified number of shares will be issued upon receipt by Ashland of (i) notice from the holder thereof of the exercise of an Option, and (ii) either payment to Ashland (as provided in this Section 6, subsection (C) below), of the Exercise Price for the number of shares with respect to which the Option is exercised, or with approval of the Committee, a secured promissory note as hereinafter provided. Each such notice and payment shall be delivered or mailed by postpaid mail, addressed to the Treasurer of

  Ashland at Ashland Inc., 1000 Ashland Drive, Russell, Kentucky, 41169, or such other place as Ashland may designate from time to time.

C. Payment for Shares.

      Except as otherwise provided in this Section 6, the Exercise Price for the Common Stock shall be paid in full when the Option is exercised. Subject to such rules as the Committee may impose, the Exercise Price may be paid in whole or in part (i) in cash, (ii) in whole shares of Common Stock owned by the Employee and evidenced by negotiable certificates, valued at their Fair Market Value (which shares of Common Stock must have been owned by the Employee six months or longer, and not used to effect a stock Option exercise within the preceding six months, unless the Committee specifically provides otherwise), (iii) by Attestation, (iv) by a combination of such methods of payment, or (v) by such other consideration as shall constitute lawful consideration for the issuance of Common Stock and be approved by the Committee (including, without limitation, effecting a "cashless exercise," with a broker, of the Option). "Attestation" means the delivery to Ashland of a completed Attestation Form prescribed by Ashland setting forth the whole shares of Common Stock owned by the Employee which the Employee wishes to utilize to pay the Exercise Price. The Common Stock listed on the Attestation Form must have been owned by the Employee six months or longer, and not have been used to effect an Option exercise within the preceding six months, unless the Committee specifically provides otherwise. The Committee may, in its discretion, authorize payment of all or any part of the Exercise Price over a period of not more than five years from the date the Option is exercised, In such instance any unpaid balance of the Exercise Price shall be evidenced by the Employee's promissory note payable to the order of Ashland which shall be secured by such collateral and shall bear interest at such rate or rates as determined from time to time by the Committee.

D.  Reload Options

      The Committee shall have the authority to specify at the time of grant that an Employee shall be granted another Stock Option (a "Reload Option") in the event such Employee exercises all or a part of a Stock Option (an "Original Option") by surrendering in accordance with Section 6, subsection (C) already owned shares of Common Stock in full or partial payment of the Exercise Price under such Original Option, subject to the availability of shares of Common Stock under the Plan at the time of exercise. Each Reload Option shall cover a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the Exercise Price, shall have an Exercise Price per share of Common Stock equal to the Fair Market Value of the Common Stock on the date of grant of such Reload Option and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time from and after the date of grant of such Reload Option (or, as the Committee in its sole discretion shall determine at the time of grant, at such time or times as shall be specified in the Reload Option); provided, however, that a Reload Option granted to a Section 16(b) Optionee shall not be exercisable during the first six months from the date of grant of such Reload Option. The first such Reload Option may provide for the grant, when exercised, of one subsequent Reload Option to the extent and upon such terms and conditions, consistent with this Section 6, subsection (D), as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. A Reload Option shall contain such other terms and conditions which may include a restriction on the transferability of the number of shares of Common Stock received upon exercise of the Original Option reduced by a number of shares equal in value to the tax liability incurred upon exercise as the Committee in its sole discretion may deem desirable which may be set forth in the Agreement evidencing the Reload Option.

SECTION 7. STOCK APPRECIATION RIGHTS

      The Committee may grant Stock Appreciation Rights pursuant to the provisions of this Section 7 to any holder of any Option (including any Reload Option) granted under the Plan with respect to all or a portion of the shares subject to the related Option. An SAR may only be granted concurrently with the grant of the related Option. Subject to the terms and provisions of this Section 7, each SAR shall be exercisable only at the same time and to the same extent the related Option is exercisable and in no event after the termination of the related Option. An SAR shall be exercisable only when the Fair Market Value (determined as of the date of exercise of the SAR) of each share of Common Stock with respect to which the SAR is to be exercised shall exceed the Exercise Price per share of Common Stock subject to the related Option. An SAR granted under the Plan shall be exercisable in whole or in part by notice to Ashland. Such notice shall state that the holder of the SAR elects to exercise the SAR and the number of shares in respect of which the SAR is being exercised. For purposes of this Section 7, the date of exercise of an SAR shall mean the date on which the Company receives such notice.

      Subject to the terms and provisions of this Section 7, upon the exercise of an SAR, the holder thereof shall be entitled to receive from Ashland consideration (in the form hereinafter provided) equal in value to the excess of the Fair Market Value (determined as of the date of exercise of the SAR) of each share of Common Stock with respect to which such SAR has been exercised over the Exercise Price per share of Common Stock subject to the related Option. The Committee may stipulate in the Agreement the form of consideration which shall be received upon the exercise of an SAR. If no consideration is specified therein, upon the exercise of an SAR, the holder may specify the form of consideration to be received by such holder, which shall be in shares of Common Stock, or in cash, or partly in cash and partly in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) , as the holder shall request; provided, however, that the Committee, in its sole discretion, may disapprove the form of consideration requested and instead authorize the payment of such consideration in shares of Common Stock (valued as aforesaid), or in cash, or partly in cash and partly in shares of Common Stock.

      Upon the exercise of an SAR, the related Option shall be deemed exercised to the extent of the number of shares of Common Stock with respect to which such SAR is exercised and to that extent a corresponding number of shares of Common Stock shall not again be available for the grant of Awards under the Plan. Upon the exercise or termination of the related Option, the SAR with respect thereto shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

SECTION 8. RESTRICTED STOCK AWARDS

A. Awards to Employees

      The Committee may make an award of Restricted Stock to selected Employees, evidenced by an Agreement which shall contain such terms and conditions as the Committee, in its sole discretion, may determine. The amount of each Restricted Stock Award and the respective terms and conditions of each Award (which terms and conditions need not be the same in each case) shall be determined by the Committee in its sole discretion. As a condition to any Award hereunder, the Committee may require an Employee to pay to the Company an amount equal to, or in excess of, the par value of the shares of Restricted Stock awarded to him or her. Any such Restricted Stock Award shall automatically expire if not purchased in accordance with the Committee's requirements within thirty
  (30) days after the date of grant. Subject to the terms and conditions of each Restricted Stock Award, the Employee, as the owner of the Common Stock issued as Restricted Stock, shall have all rights of a shareholder including, but not limited to, voting rights as to such Common Stock and the right to receive dividends thereon when, as and if paid.

      In the event that a Restricted Stock Award has been made to an Employee whose employment or service is subsequently terminated for any reason prior to the lapse of all restrictions thereon, such Restricted Stock will be forfeited in its entirety by such Employee; provided, however, that the Committee may, in its sole discretion, limit such forfeiture. Any Restricted Stock so forfeited by an Employee shall not again be available for the grant of Awards under the Plan.

      Employees may be offered the opportunity to defer the receipt of payment of vested shares of Restricted Stock, and Common Stock may be granted as a bonus for deferral, under terms as may be established by the Committee from time to time; however, in no event shall the Common Stock granted as a bonus for deferral exceed 20% of the Restricted Stock so deferred.

B. Awards to Outside Directors

      During the term of the Plan, (i) each Outside Director who was granted an award of restricted stock under the Long-Term Incentive Plan on January 26, 1989 and who continues to serve as an Outside Director on January 31, 1994 shall be granted an Award of 1,000 shares of Restricted Stock on January 31, 1994; (ii) each Outside Director who was granted an award of restricted stock under such Long-Term Incentive Plan other than those Outside Directors in (i) above shall be granted an Award of 1,000 shares of Restricted Stock upon the fifth anniversary of his or her prior award under the Long-Term Incentive Plan; and (iii) each person who is hereafter duly appointed or elected as an Outside Director and who does not receive an award under the Long-Term Incentive Plan shall be granted, effective on the date of his or her appointment or election to the Board, an Award of 1,000 shares of Restricted Stock. All Awards under this subsection (B) are subject to the limitation on the number of shares of Common Stock available pursuant to Section 3 and to the terms and conditions set forth in this subsection (B) and subsection (C) below.

      As a condition to any Award hereunder, the Outside Director will be required to pay to the Company a non-refundable amount equal to the par value of the shares of Restricted Stock awarded to him or her. Upon the granting of the Restricted Stock Award, such Outside Director shall be entitled to all rights incident to ownership of Common Stock of the Company with respect to his or her Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and to receive dividends thereon when, as and if paid; provided, however, that in no case may any shares of Restricted Stock granted to an Outside Director be sold, assigned, transferred, pledged, or otherwise encumbered during the Restricted Period which shall not lapse until the earlier to occur of the following: (i) normal retirement from the Board at age 70,
  (ii) the death or disability of such Outside Director, (iii) a 50% change in the beneficial ownership of the Company as defined in Rule 13d-3 under the Exchange Act, or (iv) voluntary early retirement to take a position in governmental service. In the case of voluntary resignation or other termination of service of an Outside Director prior to the occurrence of any of the events described in (i), (ii), (iii) or (iv) of the preceding sentence, any grant of Restricted Stock made to him or her pursuant to this subsection (B) will be forfeited by such Outside Director. Any Restricted Stock so forfeited by an Outside Director shall not again be available for the grant of Awards under the Plan. As used herein, a director shall be deemed "disabled" when he or she is unable to attend to his or her duties and responsibilities as a member of the Board because of incapacity due to physical or mental illness.

C. Transferability

      Subject to subsection (B) of Section 15 hereof, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during a Restricted Period, which, in the case of Employees, shall be determined by the Committee and which shall not be less than one year from the date such Restricted Stock was awarded, and, in the case of Outside Directors, shall be determined in accordance with subsection (B) of this Section 8. The Committee may, at any time, reduce the Restricted Period with respect to any outstanding shares of Restricted Stock awarded under the Plan to Employees, but in no event shall such Restricted Period be less than one year.

      During the Restricted Period, certificates representing the Restricted Stock and any Retained Distributions shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock (and any such Retained Distributions), and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Agreement. Such certificates shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions which shall be forfeited in accordance with the Plan and the applicable Agreement. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The recipient will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends, and to exercise all other rights, powers, and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exception that (i) the recipient will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired; (ii) the Company will retain custody of all Retained Distributions made or declared with respect to the Restricted Stock (and such Retained
  Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts; (iii) subject to subsection (B) of
  Section 15 hereof, the recipient may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Stock or any Retained Distributions during the Restricted Period; and (iv) a breach of any restrictions, terms, or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

SECTION 9.  MERIT AWARDS

      The Committee may from time to time make an award of Common Stock under the Plan to selected Employees for such reasons and in such amounts as the Committee, in its sole discretion, may determine. As a condition to any such Merit Award, the Committee may require an Employee to pay to the Company an amount equal to, or in excess of, the par value of the shares of Common Stock awarded to him or her.

SECTION 10. PERFORMANCE SHARES

      The Committee may make awards of Common Stock, evidenced by an Agreement, to selected Employees on the basis of the Company's financial performance in any given period. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees who shall receive such Performance Shares, to determine the number of such shares to be granted for each Performance Period, and to determine the duration of each such Performance Period. There may be more than one Performance Period in existence at any one time, and the duration of Performance Periods may differ from each other.

      The Committee shall establish performance measures for each Performance Period on the basis of such criteria and to accomplish such objectives as the Committee may from time to time, in its sole discretion, determine. Such measures may include, but shall not be limited to, return on investment, earnings per share, return on shareholders' equity, or return to shareholders. The performance measures determined by the Committee shall be established prior to the beginning of each Performance Period but may be subject to such later revisions as the Committee shall deem appropriate. Performance Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered, except as herein provided and as provided in subsection (E) of Section 11 and subject to subsection (B) of Section 15, during the Performance Period.

      The Committee shall determine, in its sole discretion, the manner of payment, which may include (i) cash, (ii) shares of Common Stock, or
  (iii) shares of Restricted Stock in such proportions as the Committee shall determine. Employees may be offered the opportunity to defer the receipt of payment of earned Performance Shares, and Common Stock may be granted as a bonus for deferral under terms as may be established by the Committee from time to time; however, in no event shall the Common Stock granted as a bonus for deferral exceed 20% of the Performance Shares so deferred.

      An Employee must be employed by the Company at the end of a Performance Period in order to be entitled to payment of Performance Shares in respect of such period; provided, however, that in the event of an Employee's cessation of employment before the end of such period, or upon the occurrence of his or her death, retirement, or disability, or other reason approved by the Committee, the Committee may, in its sole discretion, limit such forfeiture.

SECTION 11. CONTINUED EMPLOYMENT, AGREEMENT TO SERVE AND EXERCISE PERIODS

      (A) Subject to the provisions of subsection (F) of this Section 11, every Option (other than a Reload Option) and SAR shall provide that it may not be exercised in whole or in part for a period of one year after the date of granting such Option (unless otherwise determined by the Committee) and, if the employment of the Employee shall terminate, for any reason other than death or disability (as defined in subsection (C) of this Section 11) as determined by the Committee, prior to the end of such one year period or with respect to any Reload Option such other period as may be specified by the Committee within which such Reload Option may not be exercised, the Option granted to such Employee shall immediately terminate.

      (B) Every Option shall provide that in the event the Employee dies while employed by Ashland; during the period in which Options may be exercised by an Employee determined to be disabled as provided in subsection (C) of this Section 11, or within three months after cessation of employment for any cause, such Option shall be exercisable, at any time or from time to time, prior to the fixed termination date set forth in the Option, by the Beneficiaries of the decedent for the number of shares which the Employee could have acquired under the Option immediately prior to the Employee's death.

      (C) Every Option shall provide that in the event the employment of any Employee shall cease by reason of disability, as determined by the Committee at any time during the term of the Option, such Option shall be exercisable, at any time or from time to time by such Employee for the number of shares which the Employee could have acquired under the Option immediately prior to the Employee's disability. An Option held by an Employee determined by the Committee to be disabled prior to September 19, 1996 shall be exercisable during a period of one year of continuing disability following termination of employment by reason of such disability. An Option held by an Employee determined by the Committee to be disabled on or after September 19, 1996 shall be exercisable at any time prior to the fixed termination date set forth in the Option. As used herein, an Employee will be deemed "disabled" when he or she becomes unable to perform the functions required by his or her regular job due to physical or mental illness and, in connection with the grant of an Incentive Stock Option, shall be deemed disabled if he or she falls within the meaning of that term as provided in Section 22(e)(3) of the Code. The determination by the Committee of any question involving disability shall be conclusive and binding.

      (D) Every Option shall provide that in the event the employment of any Employee shall cease by reason of Retirement, such Option may be exercised only in respect of the number of shares which the Employee could have acquired under the Option immediately prior to such Retirement. Options held by an Employee who retires prior to September 19, 1996 shall be exercisable for a period of three years after such Retirement date, which three-year period may be extended at the discretion of the Committee. Options held by an Employee who retires on or after September19, 1996 shall be exercisable until the fixed termination date set forth in the Option.

      (E) Except as provided in subsections (A), (B), (C) (D) and (F) of this Section 11, every Option shall provide that it shall terminate on the earlier to occur of the fixed termination date set forth in the Option or three months after cessation of the Employee's employment for any cause only in respect of the number of shares which the Employee could have acquired under the Option immediately prior to such cessation of employment; provided, however, that no Option may be exercised after the fixed termination date set forth in the Option.

      (F) Notwithstanding any provision of this Section 11 to the contrary, any Award granted pursuant to the Plan, except a Restricted Stock Award to Outside Directors, which is governed by Section 8, subsection (B), may, in the discretion of the Committee or as provided in the relevant Agreement, become exercisable, at any time or from time to time, prior to the fixed termination date set forth in the Award for the full number of awarded shares or any part thereof, less such numbers as may have been theretofore acquired under the Award (i) from and after the time the Employee ceases to be an Employee of Ashland as a result of the sale or other disposition by Ashland of assets or property (including shares of any Subsidiary) in respect of which such Employee had theretofore been employed or as a result of which such Employee's continued employment with Ashland is no longer required, and (ii) in the case of a Change in Control of Ashland, from and after the date of such Change in Control.

      (G) Each Employee granted an Award under this Plan shall agree by his or her acceptance of such Award to remain in the service of Ashland for a period of at least one year from the date of the Agreement respecting the Award between Ashland and the Employee. Such service shall, subject to the terms of any contract between Ashland and such Employee, be at the pleasure of Ashland and at such compensation as Ashland shall reasonably determine from time to time. Nothing in the Plan, or in any Award granted pursuant to the Plan, shall confer on any individual any right to continue in the employment of or service to Ashland or interfere in any way with the right of Ashland to terminate the Employee's employment at any time.

      (H) Subject to the limitations set forth in Section 422 of the Code, the Committee may adopt, amend, or rescind from time to time such provisions as it deems appropriate with respect to the effect of leaves of absence approved by any duly authorized officer of Ashland with respect to any Employee.

SECTION 12. WITHHOLDING TAXES

      Federal, state or local law may require the withholding of taxes applicable to gains resulting from the exercise of an Award. Unless otherwise prohibited by the Committee, each Employee may satisfy any such tax withholding obligation by any of the following means, or by a combination of such means: (i) a cash payment, (ii) authorizing Ashland to withhold from the shares of Common Stock otherwise issuable to the Employee pursuant to the exercise or vesting of an Award a number of shares having a Fair Market Value, as of the Tax Date, which will satisfy the amount of the withholding tax obligation, or (iii) by delivery to Ashland of a number of shares of Common Stock having a Fair Market Value as of the Tax Date which will satisfy the amount of the withholding tax obligation arising from an exercise or vesting of an Award. An Employee's election to pay the withholding tax obligation by (ii) or (iii) above must be made on or before the Tax Date, is irrevocable, is subject to such rules as the Committee may adopt, and may be disapproved by the Committee. If the amount requested is not paid, the Committee may refuse to issue Common Stock under the Plan.

SECTION 13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common stockholders other than cash dividends, the number or kind of shares that may be issued under the Plan pursuant to Section 3 and the number or kind of shares subject to, or the price per share under any outstanding Award shall be automatically adjusted so that the proportionate interest of the Employee or Outside Director shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes of the Plan.

SECTION 14. AMENDMENTS AND TERMINATIONS

      Unless the Plan shall have been terminated as hereinafter provided, the Plan shall terminate on, and no Award (other than Reload Options automatically granted pursuant to Section 6) shall be granted after January 26, 1998. The plan may be terminated, modified or amended by the shareholders of the Company. The Board may at any time terminate, modify or amend the Plan in such respects as it shall deem advisable; provided, however, that the Board may not, without approval by the holders of a majority of the outstanding shares of stock present and voting at any annual or special meeting of shareholders of Ashland: (i) increase (except as provided in Section 13) the maximum number of shares which may be issued pursuant to the Awards granted under the Plan, (ii) change the class of persons eligible to receive Awards, (iii) change the manner of determining the minimum Exercise Price of Options other than to change the manner of determining the Fair Market Value of the Common Stock as set forth in Section 2, (iv) extend the period during which Awards may be granted or exercised, or (v) amend any provision of the Plan insofar as it applies specifically to Restricted Stock Awards granted or to be granted to Outside Directors.

SECTION 15. MISCELLANEOUS PROVISIONS

      (A) Except as to Awards to Outside Directors, no Employee or other person shall have any claim or right to be granted an Award under the Plan.

      (B) An Employee's or Outside Director's rights and interest under the Plan may not be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of an Employee's or Outside Director's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Employee or Outside Director in the Plan shall be subject to any obligation of liability of such individual; provided, however, that an Employee's or Outside Director's rights and interest under the plan may, subject to the discretion and direction of the Committee, be made transferable by such Employee or Outside Director during his or her lifetime. Except as specified in Section 8, the holder of an Award shall have none of the rights of a shareholder until the shares subject thereto shall have been registered in the name of the person receiving or person or persons exercising the Award on the transfer books of the Company.

      (C) No Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal, state, and other securities laws.

      (D) The expenses of the Plan shall be borne by the Company.

      (E) By accepting any Award under the Plan, each Employee and Outside Director and each Personal Representative or Beneficiary claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

      (F) Awards granted under the Plan shall be binding upon Ashland, its successors, and assigns.

      (G) The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Awards hereunder or any Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act, or any other applicable statute, rule, or regulation.

      (H) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required.

      (I) Each Employee shall be deemed to have been granted any Award on the date the Committee took action to grant such Award under the Plan or such later date as the Committee in its sole discretion shall determine at the time such grant is authorized; provided, however, that a Reload Option shall be deemed to have been granted on the date on which the Original Option is exercised or such later date as the Committee in its sole discretion shall determine prior to the date on which such exercise occurs and a subsequent Reload Option shall be deemed to have been granted on the date on which the underlying Reload Option is exercised or such later date as the Committee in its sole discretion shall determine prior to the date on which such exercise occurs.


SECTION 16. EFFECTIVENESS OF THE PLAN

      The Plan shall be submitted to the shareholders of the Company for their approval and adoption on January 28, 1993 or such other date fixed for the next meeting of shareholders or any adjournment or postponement thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted at a meeting of the Company's shareholders.

SECTION 17. GOVERNING LAW

      The provisions of this Plan shall be interpreted and construed in accordance with the laws of the Commonwealth of Kentucky.

      As amended and restated by the Board on September 19, 1996.